Exhibit 10.4

FIRST AMENDMENT TO AMENDED AND RESTATED

MASTER LEASE AGREEMENT

             THIS FIRST AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT ("Amendment") is dated as of July 16, 2001 (the "Effective Date") among HEALTH CARE REIT, INC., a corporation organized under the laws of the State of Delaware ("HCRI" and a "Landlord"), HCRI NORTH CAROLINA PROPERTIES, LLC, a limited liability company organized under the laws of the State of Delaware ("HCRI-NC" and a "Landlord"), HCRI TENNESSEE PROPERTIES, INC., a corporation organized under the laws of the State of Delaware ("HCRI-TN" and a "Landlord"), and HCRI TEXAS PROPERTIES, LTD., a limited partnership organized under the laws of the State of Texas ("HCRI-TX" and a "Landlord"), each Landlord having its principal office located at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603-1475, and ALTERRA HEALTHCARE CORPORATION, a corporation organized under the laws of the State of Delaware ("Tenant"), having its chief executive office located at 10000 Innovation Drive, Milwaukee, Wisconsin 53226.

R E C I T A L S

                   A.     Landlord and Tenant entered into an Amended and Restated Master Lease Agreement dated effective as of July 1, 2001 (the "Lease").

                   B.     Landlord and Tenant desire to amend the Lease to include four additional Facilities located in Valparaiso, Indiana and Vero Beach, Florida (the "Additional Facilities") and as otherwise set forth herein.

                   NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

                   1.     Definitions. Any capitalized terms not defined in this Amendment shall have the meaning set forth in the Lease.

                   2.     §1.4 of the Lease is hereby amended to add the following:

                   "Earnout Amount" means $250,000.00.

                  3.     Effective Date. The definition of Effective Date in §1.4 of the Lease is hereby amended to read in its entirety as follows:

"Effective Date" means the date of this Amendment as set forth in the first paragraph hereof.

                  4.     Lease Advance. The definition of Lease Advance in §1.4 of the Lease is hereby amended to read in its entirety as follows:

"Lease Advance" means [i] the Initial Lease Advance; [ii] the Lease Advance by Landlord to Tenant of even date of $12,750,000.00; [iii] the advance (if any) of the Earnout Amount made pursuant to §2.8; or [iv] any other advance of funds by Landlord to Tenant pursuant to the term of this Lease.

                  5.     Lease Rate. The definition of Lease Rate in §1.4 of the Lease is hereby amended to add the following:

Notwithstanding anything to the contrary set forth in this definition of Lease Rate, commencing on the Effective Date of this Amendment, the Lease Rate for the remainder of the Initial Term is 10.72%.

                  6.     Earnout Disbursement. Article 2 of the Lease is hereby amended to add the following §2.8:

2.8     Earnout Disbursement. If Tenant achieves an Additional Facility Coverage Ratio (hereinafter defined) of not less than 1.30 to 1.00 for eight consecutive quarters during the first four years of the Initial Term (including, if applicable, quarters prior to the commencement of the Initial Term), as evidenced by financial statements satisfactory to Landlord and provided that the Allocated Lease Amount for the Additional Facilities after payment of the Earnout Payment is less than ninety percent (90%) of the appraisal value of the Additional Facilities, Landlord shall disburse the Earnout Amount to Tenant upon Tenant's satisfaction of the following disbursement requirements: [i] Tenant shall pay all of Landlord's reasonable out-of-pocket expenses, including, without limitation, attorneys' fees and expenses, incurred in connection with the Earnout Amount disbursement; [ii] no uncured Event of Default exists under this Lease and no event has occurred which, with the giving of notice, the passage of time or both, would constitute an Event of Default; and [iii] no material adverse change in the condition of Landlord or the Leased Property exists. For purposes of this §2.8 only, the Additional Facility Coverage Ratio shall be determined in the same manner as the Portfolio Coverage Ratio (defined in §15.7.1(c)) except all references to Portfolio shall be deleted and shall be replaced with Additional Facilities in both §15.7.1(b) and (c). For purposes of this §2.8, the calculation of the Additional Facility Coverage Ratio shall be made as if the Earnout Amount was included in the Lease Amount at the commencement of the period of 16 consecutive quarters for which the calculation is being made. Landlord shall not be obligated to disburse the Earnout Amount if Tenant does not satisfy the foregoing disbursement requirements within six months after the Additional Facility Coverage Ratio requirement has been satisfied.

                  7.     Repairs. Article 2 of the Lease is hereby amended to add the following §2.9:

a.     Roof Repair Escrow. Tenant acknowledges that there are certain roof repairs and other miscellaneous repairs (collectively "Repairs") required at Alterra Sterling House of Valparaiso and Alterra Clare Bridge Cottage at Valparaiso (collectively "Valparaiso Facilities"). Tenant agrees to cause the seller of the Valparaiso Facilities to escrow $150,000.00 ("Escrow Amount") of the proceeds from the sale of the Valparaiso Facilities at the time of the Landlord's purchase of the Valparaiso Facilities.

b.     Budget. As soon as possible but in no event later than 30 days after the Effective Date of this Amendment, Tenant shall provide Landlord with a budget setting forth the total cost for the Repairs of the Valparaiso Facilities, together with a construction contract for the Repairs. Upon approval of the budget and the construction contract, Landlord shall release as much of the Escrow Amount as is necessary to retain 125% of the cost of the Repairs in escrow ("Amended Escrow Amount").

c.     Disbursement of Amended Escrow Amount. Landlord may make disbursements of the Amended Escrow Amount from time to time as repairs progress, but shall not be obligated to disburse more frequently than once in each calendar month and shall not be obligated to disburse until at least five Business Days following receipt of all documentation required for such disbursement.

d.     Documents Required for Disbursement. Prior to the disbursement of any Amended Escrow Amount, Tenant shall have provided Landlord with the following: [i] budget; [ii] construction contract; [iii] disbursement voucher; and [iv] sworn statements, waivers of lien or such other documents as may be required to ensure Landlord that there are no mechanics liens.

e.     Disbursement of Remaining Funds. Landlord shall not be obligated to make any disbursement except from the Amended Escrow Amount. In the event that all costs for the Repairs have been paid and upon the earlier of [i] a sufficient amount of time passing to ensure that there are no mechanics liens; or [ii] Landlord receiving the appropriate lien waivers under Indiana law to release any and all mechanics liens, Landlord shall disburse any funds remaining in the Amended Escrow Amount to Tenant.

                  8.     Commitment Fee. Article 2 of the Lease is hereby amended to add the following §2.9:

2.9     Commitment Fee. On the Effective Date of this Amendment, Tenant shall pay a commitment fee to Landlord of $127,500.00.

         9.     Representations and Warranties. Article 22 of the Lease is hereby amended to make all representations and warranties effective as of the Effective Date.

         10.     Legal Description. Exhibit A of the Lease is hereby amended by the addition of Exhibit A-37 through Exhibit A-39 hereto.

         11.     Permitted Exceptions. Exhibit B of the Lease is hereby amended by the addition of Exhibit B-37 through Exhibit B-39 hereto.

         12.     Facility Information. Exhibit C of the Lease is hereby amended to read in its entirety as set forth on Exhibit C hereto.

         13.     Government Authorizations; Zoning Permits. Exhibit G of the Lease is hereby amended by the addition of those items set forth on Exhibit G hereto.

         14.     Affirmation. Except as specifically modified by this amendment, the terms and provisions of the Lease are hereby affirmed and shall remain in full force and effect.

         15.     Binding Effect. This Amendment will be binding upon and inure to the benefit of the successors and permitted assigns of Landlord and Tenant.

         16.     Further Modification. The Lease may be further modified only by writing signed by Landlord and Tenant.

         17.     Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original hereof, but all of which will constitute one and the same document.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first set forth above.

Signed and acknowledged in the presence of:	HEALTH CARE REIT, INC.
Signature /s/ Rita J. Rogge	By: /s/ Eric C. Ibele
Print Name Rita J. Rogge	Title: Vice President and Corporate Secretary

Signature /s/ Margaret G. Stick
Print Name Margaret G. Stick

HCRI NORTH CAROLINA PROPERTIES, LLC
By: Health Care REIT, Inc. Member
Signature /s/ Rita J. Rogge	By: /s/ Eric C. Ibele
Print Name Rita J. Rogge	Title: Vice President and Corporate Secretary

Signature /s/ Margaret G. Stick
Print Name Margaret G. Stick

HCRI TENNESSEE PROPERTIES, INC.
Signature /s/ Rita J. Rogge	By: /s/ Eric C. Ibele
Print Name Rita J. Rogge	Title: Vice President and Corporate Secretary

Signature /s/ Margaret G. Stick
Print Name Margaret G. Stick

HCRI TEXAS PROPERTIES, LTD.
By: Health Care REIT, Inc.
General Partner
Signature /s/ Rita J. Rogge
Print Name Rita J. Rogge	By: /s/ Eric C. Ibele
Title: Vice President and Corporate Secretary
Signature /s/ Margaret G. Stick
Print Name Margaret G. Stick

ALTERRA HEALTHCARE CORPORATION
Signature /s Peter Ferge	By: /s/ Kristin A. Ferge
Print Name Peter Ferge	Title: Vice President

Signature /s/ Lisa Ulicki
Print Name /s/ Lisa Ulicki	TAX I.D. No.: 39-1771281

STATE OF OHIO          )
                                       ) SS:
COUNTY OF LUCAS     )

         The foregoing instrument was acknowledged before me this 16th day of July, 2001 by Erin C. Ibele, the Vice President and Corporate Secretary of Health Care REIT, Inc., a Delaware corporation, on behalf of the corporation.

/s/ Rita J. Rogge
         Notary Public

My Commission Expires:                            [SEAL]

STATE OF OHIO          )
                                       ) SS:
COUNTY OF LUCAS     )

         The foregoing instrument was acknowledged before me this 16th day of July, 2001 by Erin C. Ibele, the Vice President and Corporate Secretary of Health Cre REIT, Inc., a Delaware corporation and the sole member of HCRI North Carolina Properties, LLC, a limited liability company organized under the laws of the State of Delaware on behalf of the limited liability company.

/s/ Rita J. Rogge
         Notary Public

My Commission Expires:                            [SEAL]

STATE OF OHIO          )
                                       ) SS:
COUNTY OF LUCAS     )

         The foregoing instrument was acknowledged before me this 16th day of July, 2001 by Erin C. Ibele, the Vice President and Corporate Secretary of HCRI Tennessee Properties, Inc., a corporation organized under the laws of the State of Delaware on behalf of the corporation.

/s/ Rita J. Rogge
         Notary Public

My Commission Expires:                            [SEAL]

STATE OF OHIO          )
                                       ) SS:
COUNTY OF LUCAS     )

The foregoing instrument was acknowledged before me this 16th day of July, 2001 by Erin C. Ibele, the Vice President and Corporate Secretary of Health Care REIT, Inc., a Delaware corporation and the general partner of HCRI Texas Properties, Ltd., a limited liability partnership organized under the laws of the State of Texas on behalf of the limited partnership. organized under the laws of the State of Delaware on behalf of the corporation.

/s/ Rita J. Rogge
         Notary Public

My Commission Expires:                            [SEAL]

STATE OF WISCONSIN      )
                                             ) SS:
COUNTY OF MILWAUKEE)

         The foregoing instrument was acknowledged before me this 14th day of July, 2001 by Kristin A. Ferge, the Vice President of Alterra Healthcare Corporation, a Delaware corporation, on behalf of the corporation.

/s/ J. C. Hansen
         Notary Public

THIS INSTRUMENT PREPARED BY:

Oksana M. Ludd, Esq.
Shumaker, Loop & Kendrick, LLP
1000 Jackson
Toledo, Ohio 43624

EXHIBIT C: FACILITY INFORMATION

		Allocated Lease	Facility Type (per license)
	Facility Name/Address	Amount	Beds/Units
1.	Clare Bridge of Bradenton 6101 Pointe W Blvd. Bradenton, FL 34209 Manatee County	$3,550,000	Assisted Living 40 beds 34 units

2.	Clare Bridge of Sarasota 8450 McIntosh Road Sarasota, FL 34238 Sarasota County	$3,650,000	Assisted Living 38 beds 34 units

3.	Sterling House of Ponca City 1500 E. Bradley Avenue Ponca City, OK 74604 Kay County	$1,650,000	Assisted Living 39 beds 39 units

4.	Sterling House of Norman 1701 Alameda Street Norman, OK 73071 Cleveland County	$1,539,000	Assisted Living 39 beds 39 units

5.	Sterling House of Lawton 6302 W. Lee Road Lawton, OK 73505 Comanchie County	$1,600,000	Assisted Living 42 beds 42 units

6.	Sterling House of Bartlesville 5420 S.E. Adams Blvd. Bartlesville, OK 74006 Washington County	$1,480,000	Assisted Living 39 beds 39 units

7.	Sterling House of Enid 4613 W. Willow Road Enid, OK 73703 Garfield County	$1,480,000	Assisted Living 39 beds 39 units

8.	Sterling House of Stillwater 1616 McElroy Road Stillwater, OK 74075 Payne County	$1,480,000	Assisted Living 39 beds 39 units

9.	Sterling House of Shawnee 3947 Kickapoo Shawnee, OK 74804 Pottowatomie County	$1,480,000	Assisted Living 39 beds 39 units

10.	Sterling House of Midwest City 615 W. Blue Ridge Drive Midwest City, OK 73110 Oklahoma County	$1,480,000	Assisted Living 39 beds 39 units

11.	Sterling House of Claremore 1605 N. Highway 88 Claremore, OK 74017 Rogers County	$1,582,500	Assisted Living 43 beds 43 units

12.	Sterling House of Waxahachie 2250 Brown Street Waxahachie, TX 75165 Ellis County	$1,582,500	Assisted Living 60 beds 50 units

13.	Sterling House of Palestine 101 Trinity Court Palestine, TX 75801 Anderson County	$1,582,500	Assisted Living 43 beds 43 units

14.	Sterling House of Muskogee 3211 E. Chandler Road Muskogee, OK 74403 Muskogee County	$1,582,500	Assisted Living 43 beds 43 units

15.	Sterling House of Owasso 12807 E. 86th Place N. Owasso, OK 74055 Tulsa County	$1,595,000	Assisted Living 43 beds 43 units

16.	Sterling House of Texarkana 4204 Moores Lane Texarkana, TX 75503 Bowie County	$1,595,000	Assisted Living 60 beds 50 units

17.	Sterling House of N. Oklahoma City 2435 N.W. 122nd Street N. Oklahoma City, OK 73120 Oklahoma County	$1,595,000	Assisted Living 43 beds 43 units

18.	Sterling House of Chickasha 801 Country Club Road Chickasha, OK 74058 Grady County	$1,480,000	Assisted Living 39 beds 39 units

19.	Sterling House of Desoto 747 W. Pleasant Run Desoto, TX 75115 Dallas County	$1,595,000	Assisted Living 60 beds 50 units

20.	Sterling House of Oklahoma City 2500 S.W. 89th Street Oklahoma City, OK 73159 Oklahoma County	$1,480,000	Assisted Living 39 beds 39 units

21.	Sterling House of Duncan 915 Plato Road Duncan, OK 73533 Stephens County	$1,450,000	Assisted Living 39 beds 39 units

22.	Sterling House of Cedar Hill 602 E. Beltline Road Cedar Hill, TX 75104 Dallas County	$1,661,000	Assisted Living 60 beds 50 units

23.	Sterling House of Findlay 725 Fox Run Road Findlay, OH 45840 Hancock County	$2,000,000	Assisted Living 37 beds 37 units

24.	Sterling House of Troy 81 S. Stanfield Road Troy, OH 45373 Miami County	$2,200,000	Assisted Living 37 beds 37 units

25.	Sterling House of Georgetown 2600 University Drive E Georgetown, TX 78626 Williamson County	$2,300,000	Assisted Living 54 beds 54 units

26.	Sterling House of Piqua 1744 W. High Street Piqua, OH 45356 Miami County	$2,120,000	Assisted Living 37 beds 37 units

27.	Sterling House of Clarksville 2183 Memorial Drive Clarksville, TN 37043 Montgomery County	$2,622,279	Assisted Living 49 beds 49 units

28.	Sterling House of Canton 1119 Perry Drive N.W. Canton, OH 44708 Stark County	$2,398,100	Assisted Living 42 beds 42 units

29.	Clare Bridge of Oklahoma City 12401 Dorset Drive Oklahoma City, OK 73120 Oklahoma County (Still in retainage)	$3,200,000	Assisted Living 38 beds 34 units

30.	Sterling House of N. Augusta 105 N. Hills Drive N. Augusta, SC 29841 Aiken County	$2,890,000	Assisted Living 52 beds 52 units

31.	Clare Bridge of Salem 1355 Boone Road S.E. Salem, OR 97306 Marion County	$5,620,298	Assisted Living 60 beds 60 units

32.	Clare Bridge of Asheville 4 Walden Ridge Drive Asheville, NC 28803 Buncombe County	$3,692,675	Assisted Living 38 beds 34 units

33.	Sterling House of Columbia 5011 Trotwood Avenue Columbia, TN 38401 Maury County	$2,635,620	Assisted Living 49 beds 49 units

34.	Clare Bridge of Wilmington 3501 Converse Drive Wilmington, NC 28403 New Hanover County	$3,200,939	Assisted Living 38 beds 34 units

35.	Clare Bridge of Everett 2015 Lake Heights Drive Everett, WA 98208 Snohomish County	$6,876,202	Assisted Living 52 beds 46 units

36.	Sterling House of Edmond 116 W. Danforth Road Edmond, OK 73003 Oklahoma County	$1,739,000	Assisted Living 43 beds 43 units

37.	Sterling House of Valparaiso 2601 Valparaiso St. Valparaiso, IN 46383 Porter County	$2,670,000	Residential Care 42 beds 42 units

38.	Alterra Clare Bridge Cottage of Valparaiso 2501 Valparaiso St. Valparaiso, IN 46383 Porter County	$3,070,000	Residential Care 36 beds 32 units

39.	Alterra Sterling House of Vero Beach 410 4th Court Vero Beach, FL 32962 Indian River County	$3,560,000	Residential Care 42 beds 42 units

40.	Alterra Clare Bridge Cottage of Vero Beach 420 4th Court Vero Beach, FL 32962 Indian River County	$3,450,000	Residential Care 36 beds 32 units

	TOTAL	$94,415,113